[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) MONEY MARKET FUND
                    MFS(R) GOVERNMENT MONEY MARKET FUND
                    ANNUAL REPORT o AUGUST 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Portfolio of Investments ..................................................  7
Financial Statements ...................................................... 10
Notes to Financial Statements ............................................. 14
Independent Auditors' Report .............................................. 17
MFS' Year 2000 Readiness Disclosure ....................................... 19
Trustees and Officers ..................................................... 21

       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong.
In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago.
We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Jean O. Alessandro]
     Jean O. Alessandro

Dear Shareholders,
During the past year, short-term interest rates have been quite volatile. The annualized yield on an investment in MFS(R) MONEY MARKET FUND for the seven-day period ended August 31, 1999, was 4.70%, versus 5.04% for the same period ended August 31, 1998. MFS(R) GOVERNMENT MONEY MARKET FUND'S seven-day yield was 4.51%, compared to 4.88% one year ago. For the 12 months ended August 31, 1999, MFS MONEY MARKET FUND provided a total return of 4.54%, compared to 4.43% for the average money market fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. MFS GOVERNMENT MONEY MARKET FUND'S 12-month total return ended August 31, 1999, was 4.35%, versus 4.42% for the Lipper government money market average.

In response to global financial and economic crises, the Federal Reserve Board (the Fed) dramatically lowered the overnight interbank lending rate -- the federal funds rate -- from 5.50% to 4.75% from late September through mid-November 1998. The Fed remained on hold until the summer of 1999, when it raised that rate by 25 basis points (0.25%) on June 30 and again by 25 basis points on August 24 to slow growth and head off inflation. These last two interest-rate moves may be seen as reversing the effect of two of the three reductions in the federal funds target rate last fall, as the Fed became nervous about inflationary forces picking up steam and the global economy strengthening. As a result of the rate decline last fall, the yields on 90-day commercial paper and government agencies fell approximately 70 basis points (0.70%) by January 1999. These yields remained stable until June 1999 and then went up approximately 50 basis points (0.50%), coinciding with the Fed's rate increase over the summer.

In September 1998, in expectation of lower rates, we extended the average maturities of both Funds to the 60- to 65-day range, then allowed them to return to approximately 45 days starting in December 1998 and continuing through August of this year. The average maturities for MFS MONEY MARKET FUND and MFS GOVERNMENT MONEY MARKET FUND on August 31, 1999, were 47 and 40 days, respectively, versus 42 and 45 days on August 31, 1998. Given our expectation of stable to slightly higher short-term rates, we are comfortable continuing to target neutral average maturities in the 40- to 45-day range over the next few months.

The portfolio of MFS MONEY MARKET FUND is limited to only the highest-quality commercial paper, repurchase agreements, and U.S. Treasury and government-agency securities in order to provide investors with maximum security against credit risk. On August 31, 1999, approximately 58% of the Fund's net assets were invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, with the balance invested in top-tier commercial paper. The large position in government-guaranteed paper was due to the narrow yield differentials between government-agency securities and high-quality commercial paper and to our conservative investment guidelines, which are among the strictest in the industry. MFS GOVERNMENT MONEY MARKET FUND goes one step further, investing 100% of its assets in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. With our emphasis on quality for both Funds, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

    Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JEAN O. ALESSANDRO IS ASSISTANT VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CASH RESERVE FUND, MFS(R) GOVERNMENT MONEY MARKET FUND, MFS(R) MONEY MARKET FUND, THE MONEY MARKET SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R) MONEY MARKET SERIES (PART OF MFS(R) VARIABLE
   INSURANCE TRUST(SM)).

   MS. ALESSANDRO JOINED MFS IN 1986 AS A FIXED-INCOME TRADING ASSISTANT. FROM 1986 TO 1990, SHE WAS A MONEY MARKET TRADER AND, FROM 1990 TO 1993, A SENIOR MONEY MARKET SPECIALIST. SHE WAS NAMED INVESTMENT OFFICER IN 1993, PORTFOLIO MANAGER IN 1998, AND ASSISTANT VICE PRESIDENT IN 1999. MS. ALESSANDRO EARNED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF CONNECTICUT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              THE FUNDS SEEK AS HIGH A LEVEL OF CURRENT INCOME AS IS
                          CONSIDERED CONSISTENT WITH THE PRESERVATION OF CAPITAL
                          AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MFS MONEY MARKET FUND -- DECEMBER 19, 1975
                          MFS GOVERNMENT MONEY MARKET FUND -- FEBRUARY 26, 1982

  SIZE:                   MFS MONEY MARKET FUND -- $1.1 BILLION NET ASSETS AS OF
                          AUGUST 31, 1999
                          MFS GOVERNMENT MONEY MARKET FUND -- $57.1 MILLION NET ASSETS AS OF AUGUST 31, 1999

   INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. SEE THE PROSPECTUS FOR DETAILS.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- August 31, 1999

MFS Money Market Fund
Commercial Paper - 61.2%
-------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
-------------------------------------------------------------------------------------------------------
  American General Corp., due 9/29/99                               $  10,000           $    9,960,177
  Ameritech Corp., due 9/21/99 - 9/23/99                               20,000               19,940,311
  Associates Corp. of North America, due 9/01/99                       60,000               60,000,000
  AT&T Corp., due 9/29/99                                              10,000                9,959,167
  Banc One Corp., due 9/13/99 - 9/28/99                                32,500               32,421,721
  Bank of America, FSB, due 9/20/99 - 10/05/99                         20,000               19,922,964
  Bank of Nova Scotia, due 9/30/99                                     10,000                9,961,172
  BankAmerica Corp., due 11/02/99                                      10,000                9,917,161
  Bellsouth Telecommunications, Inc., due 1/25/00                      10,000                9,785,461
  Canadian Wheat Board, due 10/19/99                                   10,000                9,932,133
  Cargill, Inc., due 1/14/00 - 1/21/00                                 27,000               26,431,653
  Carolina Power & Light Co., due 9/07/99 - 9/10/99                    16,700               16,682,257
  Caterpillar Financial Services NV, due 9/02/99                       10,000                9,998,633
  CIT Group Holdings, Inc., due 9/01/99                                60,000               60,000,000
  Coca-Cola Co., due 10/12/99                                          10,000                9,941,917
  Disney (Walt) Co., due 9/17/99 - 11/04/99                            20,000               19,893,733
  Dow Chemical Co., due 9/01/99                                        60,000               60,000,000
  Duke Power Co., due 10/12/99                                         10,000                9,940,778
  Ford Motor Credit Corp., due 12/14/99                                12,000               11,818,693
  Formosa Plastics (ABN-Amro), Series A, due 10/08/99                  10,000                9,946,042
  General Electric Capital Corp., due 9/22/99 - 10/27/99               30,500               30,326,197
  General Mills Inc., due 9/07/99                                      10,000                9,991,417
  General Motors Acceptance Corp., due 9/01/99                         10,000               10,000,000
  Goldman Sachs Group LP, due 10/18/99 - 10/28/99                      20,000               19,856,317
  Ing America Insurance, due 9/27/99                                   10,000                9,962,228
  Mcgraw Hill, Inc., due 11/01/99                                      12,000               11,895,283
  Merck & Co., Inc., due 9/03/99                                       30,000               29,991,167
  Morgan (J.P.) & Co., Inc., due 1/18/00 - 1/19/00                     24,000               23,497,800
  National Rural Utilities Cooperative Finance Corp.,
    due 10/26/99 - 1/24/00                                             30,000               29,568,697
  Procter & Gamble Co., due 10/22/99                                   10,000                9,927,325
  Salomon Smith Barney Holdings, Inc., due 10/05/99 - 1/28/00          30,000               29,657,444
  UBS Finance Delaware, Inc., due 12/13/99 - 12/16/99                  20,000               19,697,286
-------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                               $  660,825,134
-------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 57.9%
-------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 10/04/99                 $  10,000           $    9,953,617
  Federal Farm Credit Bank, due 10/29/99                               10,000                9,924,117
  Federal Home Loan Bank, due 9/01/99 - 2/25/00                       255,840              254,892,027
  Federal Home Loan Mortgage Corp., due 9/08/99 - 2/29/00             248,523              244,051,851
  Federal National Mortgage Assn., due 9/03/99 - 12/10/99             107,407              106,647,258
-------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at
  Amortized Cost                                                                        $  625,468,870
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 18.5%
  Goldman Sachs, dated 8/31/99, due 9/1/99, total to be
    received $200,030,000 (secured by various U.S.
    Treasury and Federal Agency obligations in a
    jointly traded account), at Cost                                 $200,000           $  200,000,000
-------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                          $1,486,294,004

Other Assets, Less Liabilities - (37.6)%                                                  (406,324,979)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,079,969,025
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

MFS Government Money Market Fund
U.S. Government and Agency Obligations - 95.5%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
  Federal Agricultural Mortgage Corp., due 9/01/99 - 10/19/99           $  8,400           $ 8,371,965
  Federal Farm Credit Bank, due 9/01/99 - 11/08/99                         4,250             4,230,492
  Federal Home Loan Bank, due 9/01/99 - 1/18/00                           11,000            10,924,081
  Federal Home Loan Mortgage, due 9/02/99 - 2/03/00                       14,177            14,089,027
  Federal National Mortgage Assn., due 9/07/99 - 2/07/00                   8,700             8,630,808
  Student Loan Marketing Assn., due 1/27/00                                1,000               978,746
  Tennessee Valley Authority, due 9/09/99 - 9/27/99                        7,300             7,283,991
-------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at Amortized Cost                            $54,509,110
-------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.3%
-------------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/99, due 9/1/99, total to be
    received $2,472,371 (secured by various U.S. Treasury
    and Federal Agency obligations), at Cost                            $  2,472           $ 2,472,000
-------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                             $56,981,110

Other Assets, Less Liabilities - 0.2%                                                           92,675
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $57,073,785
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------
                                                                    MFS MONEY                 MFS GOVERNMENT
AUGUST 31, 1999                                                   MARKET FUND              MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                     $1,286,294,004                    $54,509,110
  Repurchase agreements, at cost and value                        200,000,000                      2,472,000
                                                               --------------                    -----------
      Total investments, at amortized cost and value           $1,486,294,004                    $56,981,110
  Cash                                                                  6,967                          1,059
  Receivable for Fund shares sold                                  19,572,344                        157,091
  Interest receivable                                                  30,000                            371
  Other assets                                                         47,267                            520
                                                               --------------                    -----------
      Total assets                                             $1,505,950,582                    $57,140,151
                                                               ==============                    ===========
Liabilities:
  Distributions payable                                        $      636,150                    $     6,642
  Payable for Fund shares reacquired                              425,050,698                         29,412
  Payable to affiliates -
    Management fee                                                     51,176                          2,317
    Shareholder servicing agent fee                                    11,775                            463
    Administrative fee                                                  1,676                             70
  Accrued expenses and other liabilities                              230,082                         27,462
                                                               --------------                    -----------
      Total liabilities                                        $  425,981,557                    $    66,366
                                                               ==============                    ===========
Net assets (represented by paid-in capital)                    $1,079,969,025                    $57,073,785
                                                               ==============                    ===========
Shares of beneficial interest outstanding                       1,079,969,025                     57,073,785
                                                               ==============                    ===========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest
    outstanding)                                                    $1.00                          $1.00
                                                                    =====                          =====

See notes to financial statements.

Statements of Operations
MFS Money Market Fund
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $51,290,961
                                                                    -----------
  Expenses -
    Management fee                                                  $ 4,563,031
    Trustees' compensation                                               54,854
    Shareholder servicing agent fee                                   1,084,990
    Administrative fee                                                  131,831
    Custodian fee                                                       293,011
    Printing                                                             46,608
    Postage                                                             183,362
    Auditing fees                                                        18,960
    Legal fees                                                            6,009
    Miscellaneous                                                       670,477
                                                                    -----------
      Total expenses                                                $ 7,053,133
    Fees paid indirectly                                               (250,435)
                                                                    -----------
      Net expenses                                                  $ 6,802,698
                                                                    -----------
        Net investment income                                       $44,488,263
                                                                    ===========

MFS Government Money Market Fund
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

Net investment income:
  Interest income                                                    $2,493,197
                                                                     ----------
  Expenses -
    Management fee                                                   $  248,853
    Trustees' compensation                                                8,409
    Shareholder servicing agent fee                                      53,118
    Administrative fee                                                    6,388
    Custodian fee                                                        21,446
    Printing                                                              3,019
    Postage                                                               6,674
    Auditing fees                                                        19,060
    Legal fees                                                              702
    Miscellaneous                                                        18,367
                                                                     ----------
      Total expenses                                                 $  386,036
    Fees paid indirectly                                                (15,428)
                                                                     ----------
      Net expenses                                                   $  370,608
                                                                     ----------
        Net investment income                                        $2,122,589
                                                                     ==========
See notes to financial statements.

Statements of Changes in Net Assets
MFS Money Market Fund
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1999                       1998
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                            $     44,488,263           $     34,084,999
                                                            ----------------           ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                          $ 27,617,655,370           $ 17,538,171,079
  Shares issued in reinvestment of distributions                  32,902,497                 24,382,673
  Shares reacquired                                          (27,641,701,422)           (17,125,681,103)
                                                            ----------------           ----------------

    Net increase in net assets from Fund share
    transactions                                            $      8,856,445           $    436,872,649
Net assets:
  At beginning of period                                       1,071,112,580                634,239,931
                                                            ----------------           ----------------

  At end of period                                          $  1,079,969,025           $  1,071,112,580
                                                            ================           ================

MFS Government Money Market Fund
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1999                       1998
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                              $    2,122,589             $    2,240,221
                                                              --------------             --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                            $  163,409,640             $  669,593,096
  Shares issued in reinvestment of distributions                   2,010,227                  1,902,955
  Shares reacquired                                             (153,189,219)              (665,039,431)
                                                              --------------             --------------
    Net increase in net assets from Fund share
      transactions                                            $   12,230,648             $    6,456,620
Net assets:
  At beginning of period                                          44,843,137                 38,386,517
                                                              --------------             --------------

  At end of period                                            $   57,073,785             $   44,843,137
                                                              ==============             ==============
See notes to financial statements.

Financial Highlights

MFS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              1999                1998              1997             1996            1995
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 1.00              $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                 ------              ------            ------           ------          ------
Income from investment operations -
  Net investment income                          $ 0.04              $ 0.05            $ 0.05           $ 0.05          $ 0.05
Less distributions declared to
  shareholders from net investment
  income                                          (0.04)              (0.05)            (0.05)           (0.05)          (0.05)
                                                 ------              ------            ------           ------          ------
Net asset value - end of period                  $ 1.00              $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                 ======              ======            ======           ======          ======
Total return                                       4.54%               5.03%             4.61%            4.86%           5.04%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.69%               0.74%             0.80%            0.79%           0.76%
  Net investment income                            4.38%               4.88%             4.71%            4.78%           4.92%
Net assets at end of period (000,000
  omitted)                                       $1,080              $1,071              $634             $644            $411


MFS Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                1999              1998              1997             1996            1995
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 1.00            $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                   ------            ------            ------           ------          ------

Income from investment operations -
  Net investment income                            $ 0.04            $ 0.05            $ 0.05           $ 0.05          $ 0.05
Less distributions declared to shareholders --
  From net investment income                        (0.04)            (0.05)            (0.05)           (0.05)          (0.05)
                                                   ------            ------            ------           ------          ------
Net asset value - end of period                    $ 1.00            $ 1.00            $ 1.00           $ 1.00          $ 1.00
                                                   ======            ======            ======           ======          ======
Total return                                         4.35%             4.85%             4.81%            4.73%           4.92%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         0.78%             0.88%             0.85%            0.89%           0.84%
  Net investment income                              4.26%             4.70%             4.02%            4.64%           4.82%
Net assets at end of period (000 omitted)         $57,074           $44,843           $38,387          $42,499         $38,440

##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the Funds) are each a separate, diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Funds, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Funds' custody fee is calculated as a percentage of the Funds' month end net assets. The fees are reduced according to arrangements that measure the value of cash deposited with the custodian by the Funds. These amounts are shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of their taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid- in-capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $300 million of average net assets             0.50%
          Next $400 million of average net assets              0.45%
          Next $300 million of average net assets              0.40%
          Average net assets in excess of $1 billion           0.35%

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Funds have an unfunded defined benefit plan for all of their independent Trustees and Mr. Bailey. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $19,444 and $3,202, respectively, for the year ended August 31, 1999.

Administrator - The Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $50,496,280,572 and $50,178,589,000, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregated $332,355,605 and $320,498,750, respectively.

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($1.00 par value).

(6) Line of Credit
The Funds and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund for the year ended August 31, 1999, were $7,394 and $361, respectively.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the series constituting MFS Series Trust IV) as of August 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Fund and MFS Government Money Market Fund at August 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 7, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

--------------------------------------------------------------------------------

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor;                  Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                               ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services      CUSTODIAN
company)                                                State Street Bank and Trust Company

Lawrence T. Perera - Partner, Hemenway                  AUDITORS
& Barnes (attorneys)                                    Deloitte & Touche LLP

William J. Poorvu - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                  For MFS stock and bond market outlooks, call toll
Administration                                          free: 1-800-637-4458 anytime from a touch-tone
                                                        telephone.
Charles W. Schmidt - Private Investor
                                                        For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                     financial consultant or, for an informa- tion kit,
Vice President, Director, and Secretary,                call toll free: 1-800-637-2929 any business day
MFS Investment Management                               from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                        message anytime).
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                        INVESTOR SERVICE
MFS Investment Management                               MFS Service Center, Inc.
                                                        P.O. Box 2281
Elaine R. Smith - Independent Consultant                Boston, MA 02107-9906

David B. Stone - Chairman and Director,                 For general information, call toll free:
North American Management Corp.                         1-800-225-2606 any business day from
(investment advisers)                                   8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                                      For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company                toll free: 1-800-637-6576 any business day from
500 Boylston Street                                     9 a.m. to 5 p.m. Eastern time. (To use this
Boston, MA 02116-3741                                   service, your phone must be equipped with a
                                                        Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                             For share prices, account balances, and exchanges,
500 Boylston Street                                     call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                   anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                  WORLD WIDE WEB
Jeffrey L. Shames*                                      www.mfs.com

PORTFOLIO MANAGER
Jean O. Alessandro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) MONEY MARKET FUND                                            ------------
MFS(R) GOVERNMENT MONEY MARKET FUND                                   BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                   MCM-2  10/99  62M  10/310/22